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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) January 6, 1997 (October 16, 1996)


                            NEW PLAN REALTY TRUST

             (Exact Name of Registrant as Specified in Charter)


    Massachusetts               0-7532                 13-1995781
(State or Other Jurisdiction  (Commission                 (IRS
Employer of Incorporation)   File Number)            IdentificationNo.)


      1120 Avenue of the Americas, New York, New York     10036

   (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code   (212) 869-3000

       (Former Name or Former Address, if Changed Since Last Report)


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 1997

                                        NEW PLAN REALTY TRUST


                                        By:/s/ Michael I. Brown
                                           Michael I. Brown
                                           Chief Financial Officer and
                                           Controller

Item 2.  Acquisition or disposition of assets

         New Plan Realty Trust (the "Trust) purchased five properties for an aggregate purchase price of approximately $39.2 million, which was paid in cash and was the estimated fair market value of such properties. Additional information regarding the five properties is set forth below.

                                                                Gross
Property                      Date of Acquisition  Acres       Leasable Area         Seller                          Occupancy

DILLSBURG SHOPPING CENTER
Dillsburg, PA                 10/16/96             22          66,048                Frank A. Nardo                  100%

Principal tenants are: Giant Foods, Thrift Drug, Radio Shack, Little Caesars


RENAISSANCE CENTER EAST
Las Vegas, NV                 10/17/96             15          145,578               Renaissance Associates, LP      94%

Principal tenant is: Lucky's


RUTLAND PLAZA
St. Petersburg, FL            11/1/96              13          149,857               Rutland Plaza Co., a            98%
                                                                                     California LP

Principal tenants are: Winn Dixie, Echerd Drugs, Big Lots


DELCO PLAZA
Sterling Heights, MI          11/14/96             15          154,853               Sterling Heights                100%
                                                                                     Development, Inc.

Principal tenants are: Baby Superstore, Bed Bath & Beyond, Durham's, Perry Drug


SOUTHFIELD PLAZA SHOPPING
CENTER
Bridgeview, IL                12/3/96              18          206,844               General American Life           88%
                                                                                     Insurance Co.


Principal tenants are: Dominick's Foods, Value City, Walgreens

<TABLE/>

     Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the five properties are included in this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information.

          1.   Report of Eichler, Bergsman & Co., LLP, Independent Certified
               Public Accountants, dated December 6, 1996.

          2.   Certain properties acquired - Historical Summary of Combined
               Revenues and Certain Operating Expenses for the year ended
               July 31, 1996.

          3. In addition, the following pro forma financial information is provided to reflect all five properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statements (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1996.

                    (b) Pro forma condensed consolidated statement of income for the three months ended October 31, 1996.

                    (c) Pro forma condensed consolidated balance sheet as of October 31, 1996.

                    (d) Notes to pro forma condensed consolidated financial statements.

     (c)  Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.
New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                        INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Southfield Plaza Shopping Center, Delco Plaza,
Renaissance Center East, Rutland Plaza, and Dillsburg Shopping Center (the
"Properties") for the year ended July 31, 1996. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses
(exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                              EICHLER, BERGSMAN & CO., LLP


New York, New York
December 6, 1996

                         CERTAIN PROPERTIES ACQUIRED
   HISTORICAL SUMMARY OF COMBINED REVENUES AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED JULY 31, 1996
                               (IN THOUSANDS)


Rental income                                      $5,108

     Repairs and maintenance            $  360
     Real estate taxes                     664
     Other operating expenses              422      1,446
                                        ------      -----
Excess of revenues over certain operating expenses $3,662
                                                   ======

NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Southfield Plaza Shopping Center, Delco Plaza,
Renaissance Center East, Rutland Plaza, and Dillsburg Shopping Center (the
"Properties") while under ownership previous to New Plan Realty Trust.  The
Summary includes the revenues and expenses of one property for the twelve months ended August 31, 1996. The Properties are shopping centers.

The Summary has been prepared on the accrual method of accounting.
Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended July 31 under existing commercial operating leases at shopping centers being reported on are approximately as follows (in thousands);

                    1997 $4,371    2000      $ 3,345
                    1998  4,080    2001        3,004
                    1999  3,778    Thereafter 16,157

The above assumes that all leases which expire are not renewed, therefore, neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the five properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the five properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests.
All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II   ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM
          CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired five properties for the year ended July 31, 1996 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the five properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense           $3,662(*)

Less:

Estimated depreciation                                    785
                                                       ---------
Estimated taxable operating income                     $2,877(*)
                                                       ==========
Estimates of funds generated:

Estimates taxable operating income                     $2,877

Add: Estimated depreciation                               785
                                                       -------
Estimate of funds generated                            $3,662(*)
                                                       =========
(*)  Estimates of operating income, net taxable income and funds generated do not include approximately $565,000 of revenue from leases that commenced during or subsequent to the year ended July 31, 1996.

----------------------

b. Estimated taxable income for New Plan Realty Trust (including the five properties) for the year ended July 31, 1996 and the three months ended October 31, 1996 is approximately the same as Pro
          Forma net income reported on the Pro Forma Condensed Statements of Income (Unaudited).

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
     NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                      FROM CERTAIN PROPERTIES ACQUIRED
                                 (UNAUDITED)


Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay
          Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)


     The pro forma condensed consolidated statements of income for the year ended July 31, 1996 and the three months ended October 31, 1996 reflect the acquisition of the five properties as if the transactions had occurred on August 1, 1995. This pro forma information is based on the historical statement of the Trust after giving effect to the acquisition of the five properties.

     The following unaudited condensed consolidated balance sheet as of October 31, 1996 reflects the acquisition of the five properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1996 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1996).

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1996
                                             (In thousands except for per share amounts)
                                                                                                       PREVIOUSLY REPORTED (4)

                              AS             HISTORICAL   PRO FORMA                      HISTORICAL      PRO FORMA      REVISED
                              REPORTED       ACQUISITON   ADJUSTMENTS     PRO FORMA      ACQUISITION     ADJUSTMENTS    PRO FORMA

RENTAL REVENUES               $162,821       $5,108      $  565  (2)      $168,494       $13,526                        $182,020

INTEREST AND DIVIDENDS           4,785                     (947) (2)         3,838                       ($1,120)          2,718
                               -------       ------       ----------      -------        -------         --------       --------
   TOTAL REVENUE               167,606        5,108            (382)       172,332        13,526          (1,120)        184,738


OPERATING COSTS                 57,302        1,446                         58,748         5,104                          63,852

DEPRECIATION EXPENSE            20,004                     785 (2,3)        20,789                          1,508         22,297

INTEREST EXPENSE                17,561                     1,149 (2)        18,710                          3,490         22,200
                                ------            ------   ---------       -------        ------          -------       --------
   TOTAL OPERATING
     EXPENSE                    94,867        1,446            1,934        98,247         5,104            4,998        108,349
                               -------       ------           ------      --------       -------           ------      ---------
                                72,739        3,662          (2,316)        74,085         8,422          (6,118)         76,389

OTHER DEDUCTIONS                 2,616                                       2,616                                         2,616

OTHER INCOME                       398                                         398                                           398
                               -------      -------          -------      --------       -------         --------       --------

NET INCOME                    $ 70,521       $3,662         ($2,316)      $ 71,867       $ 8,422         ($6,118)       $ 74,171
                              ========      =======         ========      ========       =======         ========       ========

NET INCOME PER SHARE          $   1.25                                    $   1.27                                      $   1.31

AVERAGE SHARES OUTSTANDING     56,484                                       56,484                                     56,484

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
TABLE/

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                     THREE MONTHS ENDED OCTOBER 31, 1996
                 (In thousands except for per share amounts)

                                         HISTORICAL   PRO FORMA
                            AS REPORTED  ACQUISITION  ADJUSTMENTS  PRO FORMA
                            -----------  -----------  -----------  ---------
REVENUES:

RENTAL REVENUES              $46,618      $ 1,277   $    25  (2)   $47,920

INTEREST AND DIVIDENDS         1,165                   (207) (2)       958
                             -------      -------      ---------   -------
   TOTAL REVENUE              47,783        1,277          (182)    48,878

OPERATING EXPENSES:

OPERATING COST                16,666          362       (29) (2)    16,999

DEPRECIATION EXPENSE           5,686                   180 (2,3)     5,866

INTEREST EXPENSE               5,861                                 5,861
                              ------      -------      ---------    ------

   TOTAL OPERATING EXPENSES   28,213          362            151    28,726
                             -------      -------      ---------   -------
                              19,570          915          (333)    20,152

OTHER DEDUCTIONS                 494                                   494
                             -------     --------      ---------   -------
NET INCOME                   $19,076      $   915       $ (333)    $19,658
                             =======     ========      =========   =======
NET INCOME PER SHARE         $   .33                               $   .34
AVERAGE SHARES OUTSTANDING    58,132                                58,132

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS (UNAUDITED)
                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                           AS OF OCTOBER 31, 1996
                               (In Thousands)


ASSETS:

REAL ESTATE                    $  991,479     $20,667      $1,012,146
CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES AND
  OTHER INVESTMENTS                25,672    (20,667)           5,005

OTHER                              47,224                      47,224
                               ----------                   ---------
     TOTAL ASSETS              $1,064,375                  $1,064,375
                               ==========                  ==========
LIABILITIES:

MORTGAGES PAYABLE              $   48,842                  $   48,842
NOTES PAYABLE                     322,525                     322,525
OTHER LIABILITIES                  31,085                      31,085
                               ----------                  ----------
                                  402,452                     402,452
SHAREHOLDERS' EQUITY              661,923                     661,923
                               ----------                  ----------
   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY      $1,064,375                  $1,064,375
                               ==========                  ==========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS (UNAUDITED)

                                         NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                        NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                            FINANCIAL STATEMENTS (UNAUDITED)


1.    Pro Forma Adjustments reflect the acquisition of the five properties using cash on hand and increased borrowings.

2.    Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated
      Statement of Income for the year ended July 31, 1996 and for the three months ended October 31, 1996 include adjustments to reflect the acquisition of the five properties as if they had been acquired on August 1, 1995 (See Note 3.) These adjustments include a reduction in interest income due to the use of cash and cash equivalents to purchase the aforementioned properties and an increase in interest expense due to an increase in debt to partially finance such acquisitions. The interest rate used for calculating the reduction in interest income was 4%, representing the average rate of interest earned on the Trust's cash balances. The interest rate used for calculating the interest expense was approximately 7.4%, the weighted average interest rate on notes payable. In addition, the adjustment to Rental Revenue reflects transactions that occurred during or subsequent to the year ended July
      31, 1996 and are not fully reflected in the historical acquisition amounts.

3. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

4.   Refer to Form 8-K dated November 4, 1996 for previously reported amounts.



                                                      EXHIBIT INDEX


Exhibit Number                                            Description

      23                            Consent of Independent Accountants




